Institutional Investor Meetings July 2011 Exhibit 99.1

Certain statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are predictions based on our current expectations and assumptions regarding future events and may relate to, among other things, our future financial performance, including return on equity performance, our growth and portfolio optimization strategies, our projected capital expenditures and related funding requirements, our ability to repay debt, our ability to finance current operations and growth initiatives, the impact of legal proceedings and potential fines and penalties, business process and technology improvement initiatives, trends in our industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; significant changes to our business processes and corresponding technology; our ability to appropriately maintain current infrastructure; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully acquire and integrate water and wastewater systems that are complementary to our operations and the growth of our business or dispose of assets or lines of business that are not complementary to our operations and the growth of our business; cost overruns relating to improvements or the expansion of our operations;
changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms;
fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; our ability to utilize our U.S. and state net operating loss carryforwards; migration of customers into or out of our service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; the incurrence of impairment charges ability to retain and attract qualified employees; and civil disturbance, or terrorist threats or acts or public apprehension about future disturbances or terrorist threats or acts.
Any forward-looking statements we make, speak only as of the date of this presentation. Except as required by law, we do not have any obligation, and we specifically disclaim any undertaking or intention, to publicly update or revise any forward-
looking statements, whether as a result of new information, future events, changed circumstances or otherwise.
Cautionary Statement Concerning Forward-Looking
Statements
July 2011

AWK
LISTED
NYSE

AMERICAN WATER | NYSE: AWK

www.amwater.com

July 2011
American Water: The Premier Water Services Provider in
North America
Geographic Diversity
(1)
Business Diversity
(1)
Market Capitalization: $5.2 Billion
Enterprise Value: $10.8 Billion
Average Daily Volume Traded: 1.1 Million shares
(1) Based on 2010 Revenues
(2) Market data as of 6/29/11
(3) Market-Based includes Other

$601.2
$505.9
$232.0
$224.6
$181.7
$158.2
$123.4
NJ PA IL MO IN CA WVA
Regulated,
89.4%
Market
Based    ,
(3)
10.6%

July 2011

American Water has achieved impressive Growth
since its IPO
* 2008 and 2009 exclude impairment charges. See slide 42 for reconciliation table
Earnings Per Share*
Cash Flow From
Operations
(millions)
$268
$210
$176
2010 2009 2008
$1.10
$1.25
$1.53
$552
$596
$775
2008
2009
2009
2010
2010
2008
Net Income
(millions)

The US Water Industry

July 2011 The U.S. Water Industry 6 Key Water Sector Themes Aging Infrastructure Fragmented Industry Increasing Environmental Requirements Capital Availability Technology

Water Industry Has a Favorable Utility Profile
Water Utility
Characteristics
Implications
• Capital projects focused on maintaining
public health & safety standards
• Regulators supportive of prudent projects
• Water bills low portion of household budget
• Essential product – no substitutes
•
Demand is more price inelastic than
electric or gas
• Raw input costs (i.e. water and chemicals)
less volatile than other utility commodity
costs (i.e. coal and natural gas)
• More stable rates for customers
• Cost forecasting and regulatory lag is more
manageable
•
M&A primarily small tuck-ins enabling
targets to meet health & safety standards
•
Regulators generally support the
strengthening of water systems via M&A
•
Water storage more feasible and cheaper
than electricity or gas storage
•
Water utilities can be more cost efficient
and responsive to demand fluctuations
•
Large water utilities diversified across
multiple geographies
•
Mitigates impact of localized severe
weather conditions / regulatory outcomes
July 2011

REPORT CARD
america's
INFRASTRUCTURE
SEARCH
HOME • REPORT CARDS • STATES • CATEGORIES • SOLUTIONS • TAKE ACTION • NEWSROOM
Drinking Water America's drinking water systems face an annual shortfall of at least $11 billion to replace aging facilities that are near the end of their useful lives and to comply with existing and future federal water regulations. This does not account for growth in the demand for drinking water over the next 20 years. Leaking pipes lose an estimated 7 billion gallons of clean drinking water a day.
WATER AND ENVIRONMENT
DRINKING WATER
2009 GRADE
D-
Wastewater Aging systems discharge billions of gallons of untreated wastewater into U.S. surface waters each year. The Environmental Protection Agency estimates that the nation must invest $390 billion over the next 20 years to update or replace existing systems and build new ones to meet increasing demand.
WATER AND ENVIRONMENT
WASTEWATER
2009 GRADE
D-

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011
Aging US Infrastructure Investment Remains Critical
*Source: U.S. Environmental Protection Agency’s 2007 Drinking Water Infrastructure Needs Survey and Assessment.
In billions, adjusted to January 2007 dollars.
Transmission &
Distribution:
$200.8
Treatment:
$75.1
Storage:
$36.9
Source:
$19.8
Other:
$2.3
Total: $334.8 Billion

**Source: 2002 U.S. Environmental Protection Agency Clean Water and Drinking Water Gap analysis
US EPA Estimated 20 Year Total Needs
of US Public Water Systems*
American Society of Civil Engineers
(ASCE) grades US infrastructure
• 2009: $335 billion
• 2005: $277 billion
• 2002: $154 billion
• 2009 Grade: D-
• 2005 Grade: D-
• 2001 Grade: D
US EPA estimates upwards to $1 trillion needed for public
water and wastewater systems**

Without renewal or replacement of existing systems, pipe classified as poor, very poor or life elapsed will increase from 10% to 44% by 2020
Aging Pipe Infrastructure Network Propels Need for
Capital Expenditures
Percentage of Pipes by Classification
Source: American Water Works Association, Dawn of the Replacement Era: Reinvesting
in Drinking Water Infrastructure, May 2001

Excellent,
69%
Good, 19%
Fair, 3%
Poor,
3%
Very
Poor, 2%
Life
Elapsed,
5%
1980
Excellent,
43%
Good, 17%
Fair, 18%
Poor, 14%
Very
Poor, 2%
Life
Elapsed,
7%
2000
Excellent,
33%
Good, 11%
Fair, 12%
Poor, 13%
Very Poor,
23%
Life
Elapsed,
9%
2020
July 2011

40%
35%
30%
25%
20%
15%
10%
5%
0%
Natural Gas and Fuel Oil
Electricity
Telephone
Water

0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Germany
Denmark
Belgium
Netherlands
France
United Kingdom
Italy
Finland
Ireland
Sweden
Australia
Spain
United States
Canada

AMERICAN WATER | NYSE: AWK
www.amwater.com

Water and wastewater rates in U.S. vs. other countries
(cents per gallon)
(1) Source: 2008-2009 Bureau of Labor Statistics; Assumes four person household.
(2) Canadian government data, using standard business conversions
(3) Assumes purchasing parity pricing index
Domestically: % of Annual Household
Budget
(1)
Internationally: Cost comparison vs other
countries (cents per gallon
(2)
)
July 2011

American Water

CA
810,000
AZ
NM
57,000
HI
IA
210,000
MO
1.5 mil
IL
1.2 mil
IN
1.2 mil
MI
12,000
OH
202,000
KY
492,000
TN
337,000
GA
32,000
WV
VA
320,000
PA
2.2 mil
NY
NJ
2.5 mil
MD
22,000

AMERICAN WATER | NYSE: AWK
www.amwater.com

July 2011
Note: Numbers may not total due to rounding.

Top Seven
States
Customers
Served
(2010)
% of
Total
2010
Revenues
($ mm)
% of
Total
Rate Base
Approved per
Last Rate
Case
Date of Last
Rate Case DSIC Test Year
(1)
Tariff
Structure
(2)
Pennsylvania 654,578 19.6% $505.9 20.9%
$1,956,954,730
1/1/2011
Yes Historic Single
New Jersey 645,939 19.4% $601.2 24.8%
1,771,009,863
1/1/2011
No Historic Single
Missouri 452,102 13.6% $224.6 9.2%
791,837,186
7/1/2010
Yes Historic Multiple
Illinois 308,399 9.2% $232.0 9.6%
607,356,502
4/23/2010
Yes Future Multiple
Indiana 284,568 8.5% $181.7 7.5%
667,501,558
5/3/2010
Yes Historic Multiple
California 173,075 5.2% $158.2 6.5%
337,529,472
7/1/2010
No Future Multiple
West Virginia 172,340 5.2% $123.4 5.1%
427,325,204
4/18/2011
No Historic Single
NOTES:
(1) In most cases historic test year includes adjustments for known and measurable changes.
(2) Single Tariff Structure represents a single rate structure within a state whereas a Multiple Tariff Structure includes many different tariffs by district or other subdivision within a state.
American Water’s Regulated Presence
Largely residential customer base
promotes consistent operating results
Geographic presence hedges both
weather and regulatory risk
Scale enables multiple growth
opportunities across service areas
States we are in process of exiting Regulated Operations

July 2011

Prudent Investments in US Water Infrastructure drive
Long Term Growth
Net Utility Plant ($ mm) % Projected CAPEX by Purpose
*Net utility plant as of 1Q 2011 of $10,555,698  excluding Discontinued Operations
Quality of
Service, 20%
Other, 6%
Asset
Renewal,
44%
Regulatory
Compliance,
13%
Capacity
Expansion,
17%
$10,496,524
$10,555,698
Q4 2010 Q1 2011

July 2011
American Water’s Portfolio Optimization Initiatives
• Balanced Portfolio Analysis
• Focus Achieving Authorized Rates
of Return
• Monetize Non-Producing Assets
• Focused Capital Resources
• Selective Acquisition Opportunities
• Leverage Internal Growth

Continue to Lower Costs
Focus on
Value Drivers
Redeploy Value Into Core
Growth Markets
Explore Opportunities for
Long -Term Success
Drive Profitability and
Returns
Optimizing
Long-term Value
Through
Proactive
Management

Homeowner Responsibility
Utility Responsibility

AMERICAN WATER | NYSE: AWK
www.amwater.com

July 2011

Our Market-Based Operations:
A Portfolio of Water Resource Services
For 2010, American Water reported $311.8 million of Market-Based Operations revenues
Contract Operations
Over 200 contracts**
Serving 3.1m people
Clarksville, IN
Seattle, WA
Warren Township, NJ
25 industrial contracts
Design, Build and Operate
20 current projects*
Lake Pleasant Plant, AZ
Fillmore, CA
Carnegie Abbey, RI
Seattle, WA
*Includes 16 AWM projects
**Includes 137 AWM and 48 EMC projects
Military Bases Privatization
Fort Bragg, NC
Fort Sill, OK
Fort Rucker, AL
Fort AP Hill, VA
Scott AFB, IL
Fort Polk, LA
Fort Hood, TX
Fort Belvoir, VA
Fort Meade, MD
Fort Leavenworth, KS
Biosolids Management
Canada
Halton, ON
Niagara, ON
Hamilton, ON
Emerging Water Technologies
Desalination plant
Tampa Bay Seawater, FL
Water Reuse; 22 Projects; 7 States
Gillette Stadium, MA
Battery Park, NY
Butterball Turkey, NC
Homeowner Services
Over 870,000 contracts
17 States

July 2011

Strategy Specifics: Homeowner Services Growth
Large
Untapped
Market
Strong
Growth
Potential
•
75 Million Single family homes in US
•
3% Purchase water/sewer service contracts
•
American Water has 34% market share
• 61%
of HOS customers buy more than 1 product
• EXTRAORDINARY customer satisfaction
• STRONG contractor network
• EFFICIENT
AND CONTROLLED
claims processes
• 12% DEMONSTRATED GROWTH over last 3 years

Major Water/Wastewater Contracts
Excludes Reserve Bases and other Minor Systems

AMERICAN WATER | NYSE: AWK
www.amwater.com

July 2011

Strategy Specifics: Market Size of Military Utility
Privatizations
2011-13
2014-16
Major Water/Wastewater Contracts
to be Awarded
Contracts Awarded to American Water
Contracts Awarded to Competitors
Contracts Programmed by Dept. of Defense for Award
2002
2005-07 2008-10
Major Water/Wastewater Awards to Date
7
12
4
Market Opportunity
represents approximately
$11Bn in Total Revenues
Over $2 Billion in Revenues Backlog
3
3
4

Financial Update

160%
150%
140%
130%
120%
110%
100%
90%
80%
AWK
DJ Util
S&P 500
0.65
0.60
0.55
0.50
0.45
0.40
AWK Beta
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11

AMERICAN WATER | NYSE: AWK
www.amwater.com

July 2011 19 Total Shareholder Return : American Water vs. Indices (July 12, 2010 – July 12, 2011) Shareholder Return YTD American Water S&P 500 Dow Jones Utilities +45.8% +24.8% +18.6%

Operating Revenues
(in millions)

$620.0
$600.0
$580.0
$560.0
$540.0
$566.8
$610.9
1st Quarter 2010
1st Quarter 2011

Cash Flow From Operations
(in millions)

$200.0
$150.0
$100.0
$50.0
$0.0
$176.0
$161.5
1st Quarter 2010
1st Quarter 2011

Net Income*
(in millions)

$50.0
$40.0
$30.0
$20.0
$30.8
$47.3
$42.6
1st Quarter 2010
1st Quarter 2011

Earnings Per Share*

$0.30
$0.25
$0.20
$0.15
$0.10
$0.18
$0.27
$0.24
1st Quarter 2010
1st Quarter 2011

AMERICAN WATER | NYSE: AWK
www.amwater.com

American Water: A Solid First Quarter

Adjusted Net Income
Adjustment for cessation of depreciation Adjusted Net Income
Adjustment for cessation of depreciation
July 2011
*  Adjusted Net Income reflects the effect of the cessation of depreciation on assets subject to an agreement of sale – a Non-GAAP measure.  Such depreciation would have been $4.7 million, after tax, or $0.3 per share.  See reconciliation table on Slide 41

Regulated O&M Efficiency Ratio Continues to Improve
*  O&M Efficiency Ratio (A Non-GAAP, unaudited measure) = operating and maintenance expenses / revenues, adjusted to eliminate revenues and expenses related to purchased water.
*  Quarterly data reflects the effect of discontinued operations. (See table in Appendix).
55%
50%
45%
40%
35%
30%
49.4%
48.2%
3/31/2010 3/31/2011
July 2011
Adjusted O & M Efficiency Ratio

Rate Cases Awarded That Will Have an Impact on 2011 Results
(As of July 13, 2011)
July 2011
($ in millions)
Effective Date
for new rates
ROE
Granted
Annualized
Increase to
Revenue
General Rate Cases:
Illinois 4/23/2010 10.38% 41.4 $
New Mexico (Edgewood) 5/10/2010 10.00% 0.5
Indiana 5/3/2010 10.00% 31.5
Virginia (Eastern) 5/8/2010 10.50% 0.6
Ohio 5/19/2010 9.34% 2.6
Missouri 7/1/2010 10.00% 28.0
California  (Sac, LA, Lark) 7/1/2010 10.20% 14.6
Michigan 7/1/2010 10.50% 0.2
Kentucky 10/1/2010 9.70% 18.8
New Jersey 1/1/2011 10.30% 39.9
Pennsylvania Wastewater 1/1/2011 10.60% 8.4
Arizona (Anthem, etc.) 1/1/2011 9.50% 14.7
Tennessee 4/5/2011 10.00% 5.6
West Virginia 4/19/2011 9.75% 5.1
Subtotal - General Rate Cases 211.9 $
Infrastructure Charges:
Pennsylvania 19.3
Indiana 5.4
Missouri 6.3
Illinois 1.7
Other 1.4
Subtotal - Infrastructure Charges 34.1 $
Total 246.0 $

Rate Cases Awaiting Final Order

Docket / Revenue Increase ROE Rate Base Filing
Case Number Date Filed Filed Requested (Filed) Status
Virginia* PUE 2010-00001 03/08/10 6.9 $                       11.50% 99.1 $              5
California A 10-07-007 07/01/10 37.3                        10.20% 409.6               3
Arizona W-01303A-10-0448 11/03/10 20.8                        11.50% 148.9               2
Hawaii 2010-0313 02/22/11 1.8                          11.85% 25.2                 3
Pennsylvania R-2011-2232243 04/29/11 70.7                        11.50% 2,096.2            2
New York 11-W-0200 04/29/11 9.6                          11.50% 126.9               2
Iowa RPU-2011-0001 04/29/11 5.1                          11.35% 88.9                 2
Indiana 44022 05/02/11 20.4                        11.50% 733.4               2
New Mexico 11-00196-UT 05/18/11 2.6                          11.75% 33.6                 2
Missouri WR-2011-0037 06/30/10 42.9                        11.50% 845.6               2
Ohio 11-4161-WS-AIR 07/01/11 8.3                          11.50% 92.3                 1
Total 226.4 $                    4,699.7 $
* Final Order not yet issued. Interim rates are in effect
Note:  Above excludes rate case file in 2007 for Hawaii for which interim rates have been in effect since October 2008
      Index of Rate Case Status
1 - Case Filed
2 - Discovery (Data Requests, Investigation)
3 - Negotiations / Evidentiary Hearings / Briefings
4 - Recommended order issued / settlement reached, without interim rates
5 - Interim rates in effect, awaiting final order
July 2011

125 years Investing in Water Infrastructure and paying
Dividends to Shareholders

July 2011
1886 1947 2003 2008
Dividend
paid to
private
holders
American Water
Listed on NYSE –
Dividend paid to
common
shareholders
RWE takes
AWK private.
Dividend
paid to
shareholder
AWK IPO
Lists on
NYSE. Pays
dividends to
common
shareholders
Watermain work in Pennsylvania. in the early 1900’s
Infrastructure improvement  in New Jersey in 2009

$0.24
$0.23
$0.22
$0.21
$0.20
$0.19
$0.18
5.0% dividend increase year over year
$0.20
$0.21
$0.22
$0.23
2008
2009
2010
2011

AMERICAN WATER | NYSE: AWK
www.amwater.com

Quarterly Dividend Rate  Increases
Recent Dividend History
• Key component of American
Water’s total shareholder return
proposition
• Dividend Growth – Board of
Directors increased dividend 5%
to $0.23 or $0.92 annualized
• Dividend Yield – 3.1% at
7/13/11
• Growth in Dividend reflects
growth in Net Income

July 2011

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
17.94%
4.00%
7.16%
3.46%
3.51%
4.18%
0.41%
5.45%
AWK
Average of Water Peers (1)
Average of Gas Companies (2)
Average of Regulated Electric Companies (3)
Yield
EPS CAGR

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7% - 10%
3.10%
6.75%
3.24%
3.58%
3.72%
5.40%
4.57%
AWK
Average of Water Peers (1)
Average of Gas Companies (2)
Average of Regulated Electric Companies (3)
Yield
LTG

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011

American Water’s past performance and future growth expectations compare very favorably vs Water, Electric and Gas Peers
2008 – 2010
EPS CAGR + Average Dividend Yield
(4)
Total Shareholder Return
(Long Term Expected EPS Growth* and
Dividend Yield**)
1) Water Companies Include: AWR, CTWS, CWT, MSEX, SJW,
WTR, YORW.
2) Gas Companies include ATO, LG, GAS, NWN, PNY, SJI, SWX,
WGL.
3) Regulated Electric Companies include HE, NU, TE, LNT, XEL,
SO, CNP, PCG, SCG, POR, DUK, UIL, PGN, AEP.
4) Average monthly dividend yield for 2008 – 2010 period.
5) Non GAAP: American Water EPS adjusted to exclude impairment charges.
Source:  Thomson Reuters
* For AWK represents 7-10% Long Term  EPS CAGR  market guidance . All other data from First Call Consensus
Estimates
** as of 7/11/11
Note: Consensus Estimates are calculated by First Call based on the earnings projections made by the analysts who cover companies noted (other than AWK). Please note that any opinions, estimates or forecasts regarding performance made by these analysts (and therefore the Consensus estimate numbers) are theirs alone and do not represent opinions, forecasts or predictions of American Water or its management.

July 2011
Source:  Thomson Reuters
* PE data as of July 2011

American Water’s higher growth expectations are not
fully reflected in its PE multiple
P/E Compared with Total Return
CTWS
LG
MSEX
SWX
NWN
ATO
YORW
WGL
AWR
PCG
AEP
WTR
PNY
DUK
UIL
XEL
SJI
SO
CNP
NU
TE
AWK
CWT
HE
11.0x
16.0x
21.0x
6% 7% 8% 9% 10% 11% 12% 13% 14%
Forward P/E
Expected Total Return
SCG
POR
LNT
PGN

What to Expect from American Water - 2011
Accomplishments
Start execution of Portfolio Optimization Initiative
Missouri acquisition closed May, Texas sale closed June
Filed for regulatory approvals for transactions in NM and AZ
Agreement to purchase Aqua’s NY subsidiary and sell to Aqua our Ohio subsidiary
Resolve  Rate Cases worth $93 MM of filed Annualized Revenues by December 31, 2011
Finalized Tennessee and West Virginia Rate Cases
Initiate state specific efforts to address declining usage
Addressed in rate cases filed in Iowa, Long Island, Pennsylvania, and Indiana
Continue reduction in Operating Efficiency Ratio
Operating Efficiency Ratio improved 120 bps in the first quarter 2011 vs. first quarter
2010, an improvement of 2.5%
Increase Earned return on equity
ROE increased 39 bps or 6% over comparable last twelve months ending March 31, 2011
Expand Market Based businesses with focus on Homeowner Services & Military Contract
Operations
Homeowner Services entered into the Commercial Market
Optimize Municipal Contract Operations Business Model
July 2011

AMERICAN WATER

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011 American Water – A Compelling Value Value Proposition Market Leader Strong Visible Growth Proven Management Trades at Discount to Peers Sound Regulatory Framework 29

WE CARE ABOUT WATER.

IT'S WHAT WE DO.

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011
Ed Vallejo
Vice President – Investor Relations
Muriel Lange
Manager – Investor Relations
Tel: 856-566-4005
Fax: 856-782-2782

Edward.vallejo@amwater.com
Muriel.lange@amwater.com
Investor Relations Contacts:

Appendix

Short Term
Long Term

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011

Investment Thesis: Sustained 7-10% EPS Growth
Future Growth
New Services
Regulated Investments
Acquisitions
Operational Excellence/
Efficiencies
ROE improvement
Long Term Growth
Conceptual Representation

Rate of Return Regulation in the United States
Prudent Investment Drives Need for Rate Cases
American Water has experience in securing appropriate rates of return and promoting constructive regulatory frameworks
Operating
Expenses
Taxes,  Depr &
Amortization
WACC
Allowed
Return
Allowed
Return
Revenue
Requirement
Step 2
Step 1
+ +
x
=
=

Establish
Rate
Base
July 2011

Operating Subsidiary

AMERICAN WATER | NYSE: AWK www.amwater.com

July 2011

AW Parent
Company
Debt
Equity (Capex)
Operating Expenses
Debt
Regulatory
Treatment
Net Income
Impact
• Neutral, if interest costs
are deemed prudent
and fair to the
consumer by regulator
How is Net Income generated in Rate of Return Regulation?
Pass Through
1:1
Pass Through
1:1
Return of
(Depreciation)
Return on Equity
(ROE)
• Neutral, if all operating
expenses are deemed
prudent and fair to the
consumer by regulator
• Depreciation is neutral
if all depreciable assets
are in rate base
• Rate Base x Earned
ROE + Gross Up for
Taxes is Added
Revenue
* Assuming no regulatory lag between rate cases
Debt
Equity
Equity
If all assets are included in the Company’s Rate Base and all operating expenses are deemed prudent and recoverable by regulator, Company earns allowed ROE*

Fuel Oil and Other Fuels 3%
Water and Other Public Services 13%
Electricity 36%
Natural Gas 15%
Telephone 33%
Source: Bureau of Labor Statistics, CES
Based on the average four-person household in 2007.

Leaks 14%
Toilet 27%
Bath 2%
Shower 17%
30% Outdoor Water Use
Other 1%
Dishwasher 1%
Faucet 16%
Laundry 22%
70% Indoor Water Use
Source: American Water Works Association

AMERICAN WATER | NYSE: AWK www.amwater.com

Water Utility Expenditures Water vs Other Utility Expenditures Water Use in the Home 35 July 2011

July 2011
Infrastructure Surcharges: A viable mechanism to
address Regulatory Lag
Infrastructure Surcharges allows companies to recover
infrastructure replacement costs without necessity of filing full rate proceeding
States that currently allow use of infrastructure surcharges
Pennsylvania
Indiana
Illinois
Ohio
Surcharges are typically reset to zero when new base rates
become effective and incorporate the costs of the previous
surcharge investments
Delaware
New York
Missouri (St Louis County)
California - Trial basis

Pennsylvania American Water Company
Miles of Main Replaced and Years to Replace Mains in Distribution System
300
250
200
150
100
50
0
225
187
161
203
162
152
247
177
166
170
111
124
101
117
25
40
47
38
48
53
36
51
55
54
83
74
95
81
Prior to DSIC
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Years to Replace Main in Distribution System
Miles of Main Replaced

AMERICAN WATER | NYSE: AWK
www.amwater.com

Case in point: Increased investment in Pennsylvania’s Infrastructure 37 July 2011

Total Debt: $5,336M *
$1
$209
5.3%
$790
$699
5.9%
$70
$815
6.0%
$524
6.3%
$485
6.0%
$303
$1,439
6.4%
2011 - 2015
2016 - 2020
2021 - 2025
2026 - 2030
2031 - 2035
2036 - 2040

AMERICAN WATER | NYSE: AWK
www.amwater.com

July 2011
Weighted Average Interest Rates
Debt Maturities at March 31, 2011
(in millions)
Parent Company Debt
* Amount excludes Preferred Stock with Mandatory Redemptions

$100 million of Parent Company debt swapped from 6.085% to 6 month LIBOR + 3.422%, to mature with fixed-rate debt in 2017

July 2011
Income Statement

($ in Thousands, except per share data)
Three Months Ended
March 31,
2011 2010
Operating revenues $ 610,936 $ 566,762
Operating expenses
Operation and maintenance 320,571 305,642
Depreciation and amortization 88,019 82,056
General taxes
57,205 54,486
Loss (gain) on sale of assets 268 (71)
Total operating expenses, net 466,063 442,113
Operating income 144,873 124,649
Other income (expenses)
Interest, net (76,482) (78,696)
Allowance for other funds used during construction 2,916 2,146
Allowance for borrowed funds used during construction 1,242 1,382
Amortization of debt expense (1,295) (1,201)
Other, net (1,141) 69
Total other income (expenses)
(74,760) (76,300)
Income from continuing operations before income taxes 70,113 48,349
Provision for income taxes 28,649 18,669
Income from continuing operations 41,464 29,680
Income from discontinued operations, net of tax 5,868 1,128
Net income $ 47,332 $ 30,808
Basic and diluted earnings per common share:
Income from continuing operations
$ 0.24 $ 0.17
Income from discontinued operations, net of tax $ 0.03 $ 0.01
Net income $ 0.27 $ 0.18
Average common shares outstanding during the period:
Basic 175,259 174,720
Diluted
176,048 174,796
Dividends per common share $ 0.22 $ 0.21

July 2011
First Quarter 2011 Reconciliation Tables
In thousands
2011 2010
Total Regulated Operation and Maintenance Expenses 270,157 $          256,312 $
Less:  Regulated Purchased Water Expenses 21,100              20,633
Adjusted Regulated Operation and Maintenance Expenses (a) 249,057 $          235,679 $
Total Regulated Operating Revenues 537,395 $          498,197 $
Less:  Regulated Purchased Water Revenues 21,100              20,633
Adjusted Regulated Operating Revenues (b) 516,295 $          477,564 $
Regulated Operations and Maintenance Efficiency Ratio (a)/(b) 48.2% 49.4%
In thousands except per share data
Three Months Ended
March 31,
2011
Net income 47,332 $
Less: Cessation of depreciation, net of tax 4,729
Adjusted net income, exclusive of the cessation of depreciation associated with assets of discontinued operations 42,603 $
Basic earnings per common share:
Adjusted net income 0.24 $
Diluted earnings per common share:
Adjusted net income 0.24 $
  with assets of discontinued operations (a Non-GAAP, unaudited number)
Three Months Ended
March 31,
Regulated Operations and Maintenance Efficiency Ratio (A Non-GAAP, unaudited measure)
Adjusted net income and earnings per share, exclusive of the cessation of depreciation associated

July 2011
Financial Tables
GAAP and Non-GAAP Measures
Net Income (Loss) – Earnings per Share
Excluding Impairment Charge
(A Non-GAAP Unaudited Number)
Historical
($ in thousands, except per share data) 2008 2009 2010
LTM
3/31/11
Net income (Loss) ($562,421) ($233,083) $267,827 $284,351
Add:  Impairment 750,000 450,000 0 0
Net income excluding impairment charge before associated tax benefit 187,579 216,917 267,827 284,351
Less: Income tax benefit relating to impairment charge 11,525 6,976 0 0
Net income excluding impairment charge $176,054 $209,941 $267,827 $284,351
Income (loss) per common share:
Basic ($3.52) ($1.39) $1.53
Diluted ($3.52) ($1.39) $1.53
Net income per common share excluding impairment charge:
Basic $1.10 $1.25 $1.53
Diluted $1.10 $1.25 $1.53

Rate Base as of March 31, 2011
(1)
($ in Thousands)
Net Utility Plant $10,421,125
Less
Advances for Construction 408,701
CIAC – Contributions in Aid of Construction 932,355
Deferred income taxes 1,136,432
Deferred investment tax credits 30,588
Sub Total $2,508,076
Rate Base TOTAL $7,913,049
(1) An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes